SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

          ------------------------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 15, 1998



                        CLARION COMMERCIAL HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


          Maryland                     001-14167               13-398895

(State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                 Number)         Identification Number










                  335 Madison Avenue, New York, New York 10017
           (Address of principal executive offices including zip code)

                                 (212) 883-2500
                         (Registrant's telephone number
                              including area code)


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                                        2

The undersigned Registrant hereby amends Item 5 of its Current Report on Form 8-K dated June 15, 1998 to restate it as follows:


Item 5.  Other Events

         On June 11, 1998, Clarion Commercial Holdings, Inc.("Clarion") acquired subordinated commercial backed securities (the "Securities") from Morgan Stanley & Co. Incorporated in a private placement for a purchase price of $38.3 million. Clarion acquired the Securities with cash borrowed under existing repurchase agreements with Bear, Stearns & Co., Inc. The news release announcing the acquisition of these securities, dated June 15, 1998, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               The following exhibit is filed as part of this report:

               (99.2) News release of Clarion Commercial Holdings, Inc. dated June 15, 1998.


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                                        3

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLARION COMMERCIAL HOLDINGS, INC.
                                  (Registrant)



Date:    July 1, 1998            By: /s/ Daniel Heflin
                                    ------------------------------------------
                                         Daniel Heflin
                                         Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit
Number   Description

99.2     The news release of Clarion Commercial Holdings, Inc. dated June 15,
         1998.